Exhibit 99.1

FOR IMMEDIATE RELEASE
March 17, 2010

Huron Consulting Group Announces
Non-Executive Chairman of the Board Appointment

CHICAGO – March 17, 2010 – Huron Consulting Group Inc. (NASDAQ: HURN), a leading provider of business consulting services, today announced that the Company’s Board of Directors has elected John McCartney to the position of non-executive chairman of the Board effective May 3, 2010, the date of the Company’s Annual Meeting of Stockholders and subject to his reelection to the Board at the meeting. McCartney has served as an independent director and the chairman of the Audit Committee since the Company’s initial public offering.

“John’s deep knowledge of accounting and his prior experience as chief financial officer and chief operating officer of a public company enabled him, as chairman of our audit committee, to successfully guide Huron through the challenges of the past year and should enable him to continue to lead us through the resolution of the regulatory and legal proceedings facing Huron,” said George E. Massaro, current non-executive chairman of Huron Consulting Group. “As non-executive chairman, John’s business acumen and significant board experience will provide management with valuable insight and counsel throughout the year. Our board of directors appreciates his willingness to take on this leadership role at this important moment in our history.”

Massaro, who served as chief operating officer of Huron from 2003 to 2005 and as vice chairman from 2005 to 2009, assumed the position of non-executive chairman on July 30, 2009, when Huron announced that it would restate its financials for the years 2006, 2007, 2008 and the first quarter of 2009. Massaro agreed to assist the new management team in addressing the principal challenges presented by the financial restatement.

The Board concluded that the Company had accomplished certain high priority goals it had set for itself when it announced the restatement, including the following:

•	The new management team was assimilated with Huron’s critical stakeholders – its people, clients and investors;

•	Filed the restated financials promptly and timely filed second quarter 2009 report on Form 10-Q;

•	Renegotiated the Company’s bank facility with revised financial covenants;

•	Conducted an impairment analysis and recorded an impairment of goodwill, and timely filed third quarter 2009 report on Form 10-Q;

•	Divested certain practices, implemented retention programs for key personnel throughout the Company, and made meaningful cost reductions;

•	Achieved 2009 financial results consistent with the revised guidance provided at the time of the restatement;

•	Implemented remediation actions to address failures in internal controls identified in connection with the restatement; and

•	Filed the 2009 annual report on Form 10-K with a finding that the Company had no material weakness and a conclusion that the Company’s internal controls were effective.

In light of the progress made by the Company, Massaro and the Board believed that it was an appropriate time to appoint an independent non-executive chairman. Massaro, therefore, effective at the Annual Meeting, will resume his prior position on the Board as vice chairman. In that role, he will continue to devote his energies to addressing the remaining restatement related matters with the objective of allowing the Company’s management team to devote necessary time and attention to its clients, its people and the markets Huron serves.

McCartney said, “The board of directors is deeply appreciative of George’s leadership of the Company through the many challenges it faced after the announcement of the restatement. He was able to take on the many issues presented by the restatement because of his deep knowledge of the organization and his more than 30 years of experience in accounting and management of a professional services firm. We were fortunate to have him as our non-executive chairman and we are fortunate to have him continue as our vice chairman.”

McCartney, 57, has served on Huron’s Board as an independent director and as chairman of the Audit Committee since the Company’s initial public offering in 2004. During his career, he served as president of 3Com Corporation’s Client Access Unit and various executive capacities at US Robotics prior to its merger with 3Com Corporation. McCartney also serves on the boards of Covance Inc., Datatec, Ltd, A.M. Castle Corporation (chairman), and Federal Signal Corporation.

In connection with the Board appointments, McCartney resigned as chairman of the Audit Committee, but will continue to serve as a member of the Audit Committee. Board member Gene Lockhart, who has very deep experience in supervising complex organizations in a variety of industries, including as chief executive officer of large public companies, has assumed the chairmanship of the Audit Committee. Lockhart also currently serves as chairman of the Audit Committee of RadioShack Corporation. Both McCartney and Lockhart qualify as “independent” and “audit committee financial experts” under the relevant regulations.

“Huron has been fortunate to have a deep bench of knowledge, talent and experience on its board. My management team and Huron are grateful for their leadership and commitment and look forward to their continued contributions to our organization,” said James H. Roth, chief executive officer, Huron Consulting Group.

About Huron Consulting Group
Huron Consulting Group helps clients in diverse industries improve performance, comply with complex regulations, resolve disputes, recover from distress, leverage technology, and stimulate growth. The Company teams with its clients to deliver sustainable and measurable results. Huron provides services to a wide variety of both financially sound and distressed organizations, including leading academic institutions, healthcare organizations, Fortune 500 companies, medium-sized businesses, and the law firms that represent these various organizations. Learn more at www.huronconsultinggroup.com.

Statements in this press release, including the information incorporated by reference herein, that are not historical in nature, including those concerning the Company’s current expectations about its future results, are “forward-looking” statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “may,” “should,” “expects,” “plans,” “anticipates,” “assumes,” “can,” “considers,” “could,” “intends,” “might,” “predicts,” “seeks,” “would,” “believes,” “estimates” or “continues”. Risks, uncertainties and assumptions that could impact the Company’s forward-looking statements relate, among other things, to (i) the restatement, (ii) the Securities and Exchange Commission (“SEC”) investigation and related Company inquiry with respect to the restatement and the related purported private shareholder class action lawsuits, since consolidated, and derivative lawsuits, (iii) the SEC investigation and related Company inquiry into the allocation of time within a certain practice group, (iv) the United States Attorney’s Office for the Northern District of Illinois’ request for certain documents, and (v) the cost reduction program implemented in the third quarter of 2009. In addition, these forward-looking statements reflect our current expectation about our future results, levels of activity, performance, or achievements, including, without limitation, that our business continues to grow at the current expectations with respect to, among other factors, utilization rates, billing rates, and number of revenue-generating professionals; that we are able to expand our service offerings; that we successfully integrate the businesses we acquire; and that existing market conditions, including those in the credit markets, do not continue to deteriorate substantially. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any anticipated results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Please see “Risk Factors” in our forthcoming 2009 Annual Report on Form 10-K for the full year ended December 31, 2009 for a description of the material risks we face.

Media Contact:
Jennifer Frost Hennagir
312-880-3260
jfrost-hennagir@huronconsultinggroup.com

Investor Contact:
James K. Rojas, Chief Financial Officer
or
Ellen Wong
312-583-8722
investor@huronconsultinggroup.com

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